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                                                                       EXHIBIT 1
                             Joint Filing Agreement
                             ----------------------

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of IDT Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 22nd day of October, 1998.



                              /s/ Howard S. Jonas
                              -------------------------
                              Howard S. Jonas


                              The Jonas Family Limited Partnership

                              By:  /s/ Howard S. Jonas
                                   -------------------------
                                   Name:  Howard S. Jonas
                                   Title: General Partner

                              Howard S. Jonas 1996 Annuity Trust

                              By:  /s/ Howard S. Jonas
                                   -------------------------
                                   Name:  Howard S. Jonas
                                   Title: Trustee

                              Howard S. Jonas 1998 Annuity Trust

                              By:  /s/ Howard S. Jonas
                                   -------------------------
                                   Name:  Howard S. Jonas
                                   Title: Trustee

                               The Jonas Foundation

                               By: /s/ Howard S. Jonas
                                   -------------------------
                                   Name:  Howard S. Jonas
                                   Title: Trustee

                               The JTBC Foundation

                               By: /s/ Howard S. Jonas
                                   -------------------------
                                   Name:  Howard S. Jonas
                                   Title: Trustee